                 MUNICIPAL FUND FOR CALIFORNIA INVESTORS, INC.
                               POWER OF ATTORNEY



          I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR CALIFORNIA INVESTORS, INC. (Registration No. 2-79510) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on May 18, 1998.


                              /s/ G. Willing Pepper
                              ---------------------------
                              G. Willing Pepper

                 MUNICIPAL FUND FOR CALIFORNIA INVESTORS, INC.
                               POWER OF ATTORNEY



     I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR CALIFORNIA INVESTORS, INC. (Registration No. 2-79510) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on May 18, 1998.


                              /s/ Rodney D. Johnson
                              --------------------------
                              Rodney D. Johnson

                 MUNICIPAL FUND FOR CALIFORNIA INVESTORS, INC.
                               POWER OF ATTORNEY



          I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR CALIFORNIA INVESTORS, INC. (Registration No. 2-79510) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on May 18, 1998.


                              /s/ William R. Howell
                              ---------------------------
                              William R. Howell

                 MUNICIPAL FUND FOR CALIFORNIA INVESTORS, INC.
                               POWER OF ATTORNEY



          I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR CALIFORNIA INVESTORS, INC. (Registration No. 2-79510) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on May 18, 1998.


                              /s/ Rudolph A. Peterson
                              --------------------------
                              Rudolph A. Peterson

                 MUNICIPAL FUND FOR CALIFORNIA INVESTORS, INC.
                               POWER OF ATTORNEY



          I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR CALIFORNIA INVESTORS, INC. (Registration No. 2-79510) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on May 26, 1998.


                              /s/ Anthony M. Santomero
                              -------------------------
                              Anthony M. Santomero